SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 19, 2003 (March 20, 2003)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	39040	13-4022871

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

100 Painters Drive
Chadds Ford, Pennsylvania	19317

(Address of principal executive offices)	(Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description

99.3	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated March 20, 2003

Item 9. Regulation FD Disclosure.

     On March 20, 2003, the Registrant intends to make a slide presentation at the SG Cowen 23rd Annual Health Care Conference in Boston, Massachusetts, a copy of which presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

	By:	/s/ CAROL A. AMMON

		Name:	Carol A. Ammon
		Title:	Chairman & Chief Executive Officer

Dated: March 19, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated March 20, 2003